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                             Biospherics Incorporated          Exhibit 10.5.1
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November 17, 1997



Dr. Gilbert V. Levin
Chairman, President & CEO
Biospherics Incorporated
12051 Indian Creek Court
Beltsville, MD  20705

Subject: Amendment to the November 17, 1995, Employment Agreement by and between Gilbert V. Levin and Biospherics Incorporated

Dear Gil:

     This letter will serve to document the unanimous recommendation of the Compensation Committee of Biospherics Incorporated to extend the above referenced agreement to December 31, 1999, and to reflect an annual salary of $205,000, effective January 1, 1998. All other terms and conditions in the agreement remain the same.

     This recommendation was approved by the Board of Directors of Biospherics Incorporated on November 17, 1997.

                                                    Very truly yours,

                                                    /s/ Lionel V. Baldwin

                                                    Lionel V. Baldwin, Chair
                                                    Compensation Committee

ACKNOWLEDGED AND ACCEPTED:

/s/ Gilbert V. Levin
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Gilbert V. Levin
Chairman, President and CEO


November 17, 1997
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Date